UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

The Zweig Fund, Inc. The Zweig Total Return Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

101 Munson Street, Greenfield, MA 01301-9683

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 14, 2013

TO THE SHAREHOLDERS:

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 34th Floor, New York, NY 10019-6099, on Tuesday, May 14, 2013 at 9:00 A.M. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), for the following purposes:

1.	ELECT DIRECTORS:

•	With respect to both ZF and ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2016 and until their successors are elected and duly qualify.

2.	OTHER BUSINESS:

•	In the discretion of the proxies with respect to such other business as may properly come before the Meeting.

Shareholders of record of ZF and/or ZTR at the close of business on March 19, 2013 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Board of Directors of the Fund named therein.

By Order of the Board of Directors of

The Zweig Fund, Inc. and

The Zweig Total Return Fund, Inc.

GEORGE R. AYLWARD,

Chairman of the Board and President

New York, New York

April 10, 2013

IMPORTANT:

Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

101 Munson Street, Greenfield, MA 01301-9683

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 14, 2013

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (each a “Board”) of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 34th Floor, New York, NY 10019-6099, on Tuesday, May 14, 2013 at 9:00 A.M. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting dated April 10, 2013.

The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (collectively, the “Funds” and each a “Fund”) because the shareholders of both Funds are expected to consider and vote on similar proposals with respect to the election of Directors. The Board of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s Meeting to immediately after the Meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the proposal(s) relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Except for broker non-votes (as discussed below), executed proxies that are unmarked will be voted “FOR” any proposal for which no instruction is given. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund prior to the Meeting, or by returning a subsequently dated proxy prior to the Meeting.

Shareholders may be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a shareholder’s identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, shareholders will need to input a control number, which appears on the proxy card.

The Board of Directors of each Fund has fixed the close of business on March 19, 2013 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 10, 2013. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are advising our shareholders of the availability on the Internet of our proxy materials related to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 14, 2013, at 9:00 A.M. Eastern Time, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 34th Floor, New York, N.Y. 10019-6099. The Notice of Annual Meeting of Shareholders, Proxy Statement, form of proxy card and annual report to shareholders are available at www.edocumentview.com/zweig.

As of the record date, 22,071,859 shares of ZF’s common stock were outstanding, and 34,806,575 shares of ZTR’s common stock were outstanding. To the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund’s common stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock of ZF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation	5,131,313*	22.42%
	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

*	This ownership is as of January 29, 2013 based on a statement on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 29, 2013 (the “13G”). According to the 13G, each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation holds shared dispositive power over the 5,131,313 shares and disclaims beneficial ownership thereof.

The annual report of each Fund for the year ended December 31, 2012, including financial statements, has been mailed to shareholders and each Fund will furnish, without charge, a copy of the Fund’s 2012 Annual Report to any shareholder who requests it by contacting Shareholder Services, 101 Munson Street, Greenfield, MA 01301-9683; Toll-free telephone number 1-800-272-2700; E-Mail – Zweig@Virtus.com.

PROPOSAL 1

ELECTION OF DIRECTORS

The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2016 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

Each Fund’s Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund’s Board of Directors for election as Directors at the next annual meeting and recommends to the Board candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund’s Nominating Committee consists of five Directors (“Independent Directors”) who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Adviser.

Based on the recommendations made by ZF’s Nominating Committee at its meeting held on February 5, 2013, the Board of Directors of ZF has nominated George R. Aylward for re-election and William H. Wright II for election, to serve until the third succeeding Annual Meeting in 2016 and until their successors are elected and duly qualify. Mr. Aylward is presently a Director of ZF. Alden C. Olson, who is currently a Director of ZF, will not be standing for re-election due to having reached retirement age pursuant to the Board of Directors’ retirement policy. Mr. Wright, who is not currently a director, has been nominated to replace Mr. Olson.

Based on the recommendations made by ZTR’s Nominating Committee at its meeting held on February 5, 2013, the Board of Directors of ZTR has nominated George R. Aylward for re-election and William H. Wright II for election, to serve until the third succeeding Annual Meeting of Shareholders in 2016 and until their successors are elected and duly qualify. Mr. Aylward is presently a Director of ZTR. Mr. Olson, who is currently a Director of ZTR, will not be standing for re-election due to having reached retirement age pursuant to the Board of Directors’ retirement policy. Mr. Wright, who is not currently a director, has been nominated to replace Mr. Olson.

Background and additional information with respect to the Nominees and other current Directors appears below.

Unless otherwise noted, the mailing address of each individual is 101 Munson Street, Greenfield, MA 01301-9683.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Independent Director Nominee
William H. Wright II, YOB: 1960	Director and Member of Audit and Nominating Committees	Term: Until 2016; Has not previously served	Managing Director, Morgan Stanley	2	None

Interested Director Nominee
George R. Aylward*, 100 Pearl Street, Hartford, CT 06103, YOB: 1964	Chairman of the Board, President and Chief Executive Officer	Term: Until 2016; Served Since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	61	Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund

*	Director considered to be an “interested person,” as that term is defined in the 1940 Act. George R. Aylward is considered an interested person because he is an officer of the Funds as well as an officer of the Adviser.
**	The term “Fund Complex” means two or more registered investment companies that: (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Current Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Independent Directors
Charles H. Brunie, YOB:1930	Director and Member of Audit and Nominating Committees	Term: Until 2015. Served since: 1998	Chairman, Brunie Associates (investments) (since April 2001)	2	None

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Wendy Luscombe, YOB: 1951	Co-Lead Independent Director and Member of Audit, Executive and Nominating Committees	Term: Until 2014. Served since: 2002	Principal, WKL Associates, Inc. (independent fiduciary and consultant) (since 1994)	2	Member and Chairman of Management Oversight Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004); Independent Director of Feldman Mall Properties, a private REIT (since 2010)

Alden C. Olson, YOB:1928	Director, Member of Nominating Committee, Chairman of the Audit Committee	Term: Until 2013. Served since: 1996	Chartered Financial Analyst (since 1964)	2	None

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
James B. Rogers, Jr., YOB: 1942	Director, Member of Audit Committee, Chairman of the Nominating Committee	Term: Until 2015. Served since: 1986 (ZF) and 1988 (ZTR)	Private investor (since 1980)	2	Director, Geo Energy Resources, Limited (since 2012); Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
R. Keith Walton, YOB: 1964	Co-Lead Independent Director and Member of Audit, Executive and Nominating Committees	Term: Until 2014. Served since: 2004	Global Head of Government Affairs for Alcoa (2010-2012); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2010)	2	Director, Blue Crest Capital Management, LLC Funds (since 2006)

FURTHER INFORMATION ABOUT DIRECTORS AND MR. WRIGHT

INDEPENDENT DIRECTORS AND MR. WRIGHT

Charles H. Brunie has served on the Board of Directors of ZF since 1998 and of ZTR since 1988, and serves on the Audit and Nominating Committees for both Funds. Since 2001, Mr. Brunie has been the Chairman of Brunie Associates, an investment firm. Mr. Brunie also serves in the following capacities: (i) Manhattan Institute (Board of Trustees, Chairman Emeritus (since 1990)); (ii) Milton and Rose D. Friedman Foundation for Vouchers (Trustee since 1996); and (iii) American Spectator (Chairman of Board since 2002). Previously Mr. Brunie served as a Trustee for Hudson Institute (2002-2008) and from 1969-2000 was associated with Oppenheimer Capital (Chairman from 1980-1990 and Chairman Emeritus from 1990-2000). Mr. Brunie became a Chartered Financial Analyst in 1969. Mr. Brunie earned a BA in Economics from Amherst College in 1952 and an MBA in Finance from Columbia University Graduate School of Business in 1956. Mr. Brunie’s years of extensive financial experience, and his management experience as the former Chairman of Oppenheimer Capital, provide valuable financial and business insight to each Board and its committees.

Wendy Luscombe has served on the Board of Directors for ZF and ZTR since 2002 and has been a co-lead Independent Director of both Funds since 2006. Ms. Luscombe also serves on the Audit, Executive and Nominating Committees for both Funds. Since 1994, Ms. Luscombe has been a Principal of WKL Associates, Inc. (d.b.a. Wendy Luscombe), acting as an independent fiduciary and consultant. Ms. Luscombe also serves in the following capacities: (i) Deutsche Bank Real Estate Opportunity Fund 1A and 1B (Member and Chairman of the Management Oversight Committee since 2003); (ii) Acadia Realty Trust (Trustee, Chairman of the Corporate Governance and Nominating Committees and a Member of the Audit Committee since 2004); (iii) National Association of Corporate Directors (“NACD”) Teaching Faculty (Member since 2007); (iv) Independent Director of Feldman Mall Properties, a private REIT (since 2010) and (v) is a member of the Real Estate Advisory Committee of New York State Common Retirement Fund (since 2012). Ms. Luscombe is also a member of the NACD and is an NACD Certified Director, a Fellow of the Royal Institution of Chartered Surveyors and a Member of the Chartered Institute of Arbitrators. Previously, Ms. Luscombe was a Director of Endeavour Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005) and a Director of PXRE Corp. (reinsurance) (Chairman of the Investment Committee and Member of the Executive and Audit Committees, 1994-2007). Ms. Luscombe actively participates in annual continuing education courses and conferences including risk assessment, corporate governance, succession, audit and strategic planning, and is the Funds’ “audit committee financial expert” as that term is defined by the SEC. Ms. Luscombe graduated in 1973 from Oxford Brookes University with a diploma in estate management. Ms. Luscombe’s years of service as a director, her extensive financial experience and training and managerial skills bring valuable skills and knowledge of best practices to each Board and its committees.

Alden C. Olson has served on the Board of Directors for ZF and ZTR since 1996. Mr. Olson also serves on both Funds’ Audit and Nominating Committee and has been the Chairman of the Audit Committee for both Funds since 2004. Mr. Olson was a Professor of Financial Management Investments at Michigan State University from 1959-1990. In 1964, Mr. Olson became a Chartered Financial Analyst. Mr. Olson was formerly a portfolio adviser with Midwest Investment Fund (1960-1964) and has been actively engaged in portfolio management since 1968. Mr. Olson earned a BBA (1949), an MA (1951) and a PhD (1962), all in finance, from the University of Minnesota. Mr. Olson’s academic background and strong financial expertise allow him to offer sound business advice and financial insight to each Board and its committees.

James B. Rogers, Jr. has served on the Board of Directors of ZF since 1986 and of ZTR since 1988. Mr. Rogers is also the Chairman of each Fund’s Nominating Committee and is a member of each Fund’s Audit Committee. Mr. Rogers also serves as a Director for Genagro Services LTD (since 2011) and as a Director of Geo Energy Resources, Limited (since 2012). Since 1980, Mr. Rogers has been a private investor. Since 1968, Mr. Rogers has served as a financial analyst and investment manager. In 1970, Mr. Rogers co-founded the Quantum Fund, a private investment fund. Mr. Rogers has also authored several financial books, including “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A Bull in China” (2007) and “A Gift to My Children” (2009). In 1989 and 1990, Mr. Rogers was the moderator of WCBS’s The Dreyfus Roundtable and FNN’s The Profit Motive with Jim Rogers. In 1998, Mr. Rogers founded the Rogers International Commodity Index. Mr. Rogers served as an economic commentator on Fox News from 2002-2007. Mr. Rogers has also served as a guest professor of finance at the Columbia University Graduate School of Business. Mr. Rogers is also currently the Chairman of Beeland Interests (since 1980), a private media and investment company, and was on the Board of Directors of Levco Series Trust from 1996-2006. Mr. Rogers earned a BA in History from Yale University in 1964 and a BA/MA in Politics, Economics and Philosophy from Oxford University in 1966. Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees.

R. Keith Walton has served on the Board of Directors for ZF and ZTR since 2004, and in the capacity as co-Lead Independent Director of both Funds since 2006. Mr. Walton is also a member of ZF’s and ZTR’s Audit, Executive and Nominating Committees. Since 2011, Mr. Walton has been the Global Head of Government Affairs for Alcoa. In 2010, Mr. Walton was Of Counsel to Nelson, Mullins, Riley & Scarborough. In 2010, Mr. Walton was a Senior Managing Director of BSE Management LLC, an investment firm. From 2007-2010, Mr. Walton served as Principal and Chief Administrative Officer of Global Infrastructure Partners, an investment fund. Mr. Walton was also the Executive Vice President and Secretary of the University at Columbia University from 1996-2007. Mr. Walton also currently serves in the following capacities: (i) Blue Crest Capital Management Funds (Director since 2006); (ii) Council on Foreign Relations (Member since 1997), Nominating and Governance Committee Board of Directors (since 2004); (iii) The Trilateral Commission (Member since 2009); and (iv) Orchestra of St. Luke’s (Director since 2000). Mr. Walton has previously served in the following capacities: (i) Apollo Theater Foundation, Inc. (Director, Secretary and Member of the Executive Committee from 2003-2009, Audit Committee Chair (2003-2009)); (ii) The Trinity Episcopal School Corporation (Vice President and Trustee 2003-2009); (iii) Association for the Benefit of

Children (Director 2009-2011); and (iv) The Gillen Brew School Board (Member from 2007-2009). Mr. Walton earned a BA in History and Biology from Yale University in 1986 and a JD from Harvard Law School in 1990. Mr. Walton’s business and legal background, and his extensive service with other Board, provide valuable insight to each Board and its committees regarding corporate governance and best practices.

William H. Wright II is nominated to serve on the Board of Directors for ZF and ZTR. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in 2010 having joined the firm in 1982. In addition to his career in Investment Banking, Mr. Wright has served on the faculties of the Ray Garrett Institute of the Northwestern University School of Law and the Practicing Law Institute. Mr. Wright has additionally served on the University Council at Yale University since 2001. He also serves on the Campaign Executive Committee at Yale and is a Sterling Fellow. Mr. Wright is Chairman of the Yale University Librarian’s Development Council and a member of the Board of Trustees of the Berkeley Divinity School at Yale. Mr. Wright is also an Associate Fellow of Morse College. In 2008, Mr. Wright was awarded the Yale Medal, the highest honor afforded alumni for distinguished service to the University. Mr. Wright is also a member of the board of Continuum Health Partners and its three member institutions: St. Luke’s, Roosevelt, Beth Israel, and New York Eye and Ear Hospitals. Mr. Wright is a member of the Board of Directors of the New York City Ballet, where he serves as co-chairman of the New Combinations Fund and is also a member of the Board of Trustees of the Parrish Art Museum in Southampton. Mr. Wright further serves as Treasurer and as a member of the Board of Trustees of the Historic Hudson Valley and trustee of the Municipal Art Society. Mr. Wright also serves on the board of the Josiah Macy Foundation, where he became board chairman in October 2010. Mr. Wright’s years of service as a director of various organizations, his extensive financial experience and training and managerial skills bring valuable skills and knowledge of best practices to each Board and its committees.

INTERESTED DIRECTOR*

George R. Aylward has served on the Board of Directors for both ZF and ZTR since 2006. Mr. Aylward has served as Chairman of the Board, President and Chief Executive Officer to the Funds since 2006. Since 2005, Mr. Aylward has held various senior officer and directorship positions with Virtus affiliates and funds. Since 2006, Mr. Aylward has also been the President of Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and previously served as their Executive Vice President from 2004-2006. Mr. Aylward has previously served in the following capacities: (i) The Phoenix Companies, Inc., Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004); (ii) The Phoenix Companies, Inc. affiliates, various senior officer and directorship positions (2005-2008); and (iii) Virtus Investment Partners, Inc. and/or certain of its subsidiaries, Vice President of Finance from 2001-2002. Mr. Aylward’s principal business address is 100 Pearl Street, Hartford, CT 06103. Mr. Aylward earned a BS in accounting from the University of Connecticut in 1988 and an MBA from the University of Massachusetts. He earned the designation of certified public accountant and is a member of the Connecticut Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Aylward’s extensive business and accounting background, and fund experience, provide valuable managerial skills and knowledge to each Board and its committees.

*	Director considered to be an “interested person,” as that term is defined in the 1940 Act. George R. Aylward is considered an interested person because he is an officer of the Funds as well as an officer of the Adviser.

OFFICERS WHO ARE NOT DIRECTORS**

Name, Address and Birth Year	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Carlton Neel, YOB: 1967	Executive Vice President	Since 2003	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Senior Managing Director of Euclid Advisors LLC (since 2011); Virtus Investment Advisers, Inc., Senior Managing Director (2008-2011)

Name, Address and Birth Year	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
David Dickerson, YOB: 1967	Senior Vice President	Since 2003	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director, Virtus Investment Advisers, Inc. (since 2008-2011); Managing Director of Euclid Advisors LLC (since 2011)

Nancy J. Engberg, YOB: 1956	Chief Compliance Officer	Since 2012	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund

Name, Address and Birth Year	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
William Renahan, YOB: 1969	Vice President, Chief Legal Officer and Secretary	Since 2012	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, since 2012, and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., since 2012; Managing Director, Legg Mason, Inc. and predecessor firms 1999- June 2012

Kevin J. Carr, YOB: 1954	Vice President	Since 2012	Senior Vice President, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2008); Vice President and Counsel, Phoenix Life Insurance Company (2005-2008).

W. Patrick Bradley, YOB: 1972	Vice President, Treasurer and Chief Financial Officer	Since 2010	Senior Vice President, Fund Services (since 2010); Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries

Name, Address and Birth Year	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Jacqueline Porter, YOB: 1958	Vice President and Assistant Treasurer	Since 2006	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (since 1995)

**	The term for each Officer expires immediately following the 2013 Annual Meeting of Shareholders. Each Board considers reappointments annually.

FURTHER INFORMATION ABOUT OFFICERS WHO ARE NOT DIRECTORS

Carlton Neel has served as Executive Vice President for ZF and ZTR since 2003. Mr. Neel has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003). Since 2009, Mr. Neel has been the Senior Managing Director of Euclid Advisors LLC (since 2011) and previously served in the following capacities: Virtus Investment Advisers, Inc., Senior Managing Director (2008-2011); Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); Phoenix/Zweig Advisers LLC, Senior Vice President and Portfolio Manager (1995-2002); Euclid Advisors LLC, Executive Vice President (2008-2011) and (Senior Vice President (2001-2008); JP Morgan & Co., Vice President (1990-1995).

David Dickerson has served as Senior Vice President for ZF and ZTR since 2003. Mr. Dickerson has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003) and as Managing Director, Virtus Investment Advisers, Inc. (since 2008-2011). Mr. Dickerson has been Managing Director of Euclid Advisors LLC (since 2011) and previously served in the following capacities: Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); Phoenix/Zweig Advisers LLC, Vice President and Portfolio Manager (1993-2002); and Euclid Advisors LLC, First Vice President (2008-2011).

Nancy Engberg, has served as Chief Compliance Officer of ZF and ZTR since 2012. Ms. Engberg is Vice President and Chief Compliance Officer of Virtus Mutual Funds and Virtus Variable Insurance Trust (since 2011). Ms. Engberg was employed in various legal and compliance positions with The Phoenix Companies, Inc. and its affiliates since 1994. She was previously counsel for Phoenix Investment Partners, Ltd. when it was a public company (1999-2001), and was previously Chief Compliance Officer of The Phoenix Companies, Inc. (2003-2006). She obtained her BA from the University of Connecticut and received her law degree from the University of California. Ms. Engberg holds FINRA Series 7 and 24 registrations.

W. Patrick Bradley has served as Vice President (since 2012) and Treasurer and Chief Financial Officer of ZF and ZTR since 2010. Mr. Bradley also has served as Senior Vice President, Fund Services since 2009, Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control and Tax (2004-2006) of Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (since 2006), Assistant Treasurer (2004-2006) of Virtus Variable Insurance Trust; Chief Financial Officer and Treasurer (since 2005), Assistant Treasurer (2004-2006), of certain funds within the Virtus mutual funds complex. Mr. Bradley previously served as Assurance Senior Manager, Deloitte (1995-2004). Mr. Bradley is also a Certified Public Accountant.

Kevin J. Carr has served as Vice President (since 2012) and formerly Secretary and Chief Legal Officer of ZF and ZTR (2005-2012). Mr. Carr also has served as Senior Vice President, Counsel and Secretary of Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2008. Since 2005, Mr. Carr has served as Vice President, Counsel, Chief Legal Officer and Secretary of certain funds within the Virtus mutual fund complex. Mr. Carr previously served in the following capacities: Phoenix Life Insurance Company, Vice President and Counsel (2005-2008); Travelers Life & Annuity Company, Compliance Officer of Investments and Counsel (January 2005-May 2005); and The Hartford Financial Services Group, Assistant General Counsel and certain other positions (1995-2005).

Jacqueline Porter has served as Vice President and Assistant Treasurer of ZF and ZTR since 2006. Ms. Porter also serves in the following capacities: Vice President, Fund Administration and Tax, of Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 1995; Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund complex (since 1995) and the Virtus Variable Insurance Trust complex (since 1999).

William Renahan has served as Vice President, Secretary and Chief Legal Officer of ZR and ZTR since 2012. Mr. Renahan also has served as Senior Legal Counsel and Vice President of Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2012. Mr. Renahan previously served as a Managing Director of Legg Mason, Inc. and predecessor firms from 1999- 2012.

Compensation of Directors and Officers

During the year ended December 31, 2012, each Fund paid Directors’ fees aggregating $448,000 to the Independent Directors. For the year ended December 31, 2012, each Fund paid each Independent Director an annual fee of $11,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors and each meeting of the Audit Committee and the Nominating Committee. Each Fund pays its Audit Committee Chairman a $5,000 annual retainer. Each Fund also pays its Nominating Committee Chairman a $2,500 annual retainer. The members of the Executive Committee of each Fund are Wendy Luscombe and R. Keith Walton, who also function as the co-lead Independent Directors of each Fund. They do not receive any Executive Committee meeting fees, but are each paid an additional annual fee of $10,000 by each Fund for acting as a co-lead Independent Director. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2012. The Funds do not pay any pension or retirement benefits to Directors.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex* Paid to Directors
Charles H. Brunie— Director	ZF–$41,000 ZTR–$41,000	$0	$0	$82,000

Wendy Luscombe— Director	ZF–$51,000 ZTR–$51,000	$0	$0	$102,000

Alden C. Olson—Director	ZF–$41,500 ZTR–$41,500	$0	$0	$83,000

James B. Rogers, Jr.—Director	ZF–$39,500 ZTR–$39,500	$0	$0	$79,000

R. Keith Walton—Director	ZF–$51,000 ZTR–$51,000	$0	$0	$102,000

George R. Aylward—Interested Director and President	ZF–$0 ZTR–$0	$0	$0	$0

*	The term “Fund Complex” means two or more registered investment companies that: (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director or Nominee as of April 1, 2013.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in the Family of Registered Investment Companies**
Charles H. Brunie	ZF–Over $100,000 ZTR–Over $100,000	Over $100,000

Wendy Luscombe	ZF–$10,001-$50,000 ZTR–$10,001-$50,000	$10,001-$50,000

Alden C. Olson	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

James B. Rogers, Jr.	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

R. Keith Walton	ZF–$10,001-$50,000 ZTR–$10,001-$50,000	$10,001-$50,000

George R. Aylward	ZF–$1-$10,000 ZTR–$1-$10,000	Over $100,000

William H. Wright	None None	None

*	The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of April 1, 2013. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.
**	The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Committees; Board of Directors’ and Standing Committees’ Meetings

Audit Committee

Each Fund’s Board of Directors has appointed a standing Audit Committee and adopted a written charter for the Audit Committee. Each Fund’s Audit Committee Charter is available on the Adviser’s website:

ZF Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZF/Governance/ZF_Audit_Committee_Charter.pdf

ZTR Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZTR/Governance/ZTR_Audit_Committee_Charter.pdf

The purposes of each Board’s Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Board’s Audit Committee is to assist the Board of Directors in its oversight of the respective Fund’s financial reporting process, including internal controls and the performance of the independent registered public accounting firm. As set forth in the Charter of each Board’s Audit Committee, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that each Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which duties are the responsibility of the Adviser and each Fund’s independent registered public accounting firm. The independent registered public accounting firm for each Fund is responsible for auditing that Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” as currently in effect. Each Audit Committee also has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm’s independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting

Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that Wendy Luscombe is an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d)(5). The SEC has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. Each Audit Committee is in compliance with the New York Stock Exchange requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of each Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, an Audit Committee’s considerations and discussions referred to above do not assure that the audit of a Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Audit Committee Report

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors that the audited financial statements of the applicable Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2012. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton, and Ms. Luscombe, are “independent” within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees applicable to closed-end funds.

Alden C. Olson

Charles H. Brunie

Wendy Luscombe

James B. Rogers, Jr.

R. Keith Walton

Nominating Committee

Messrs. Brunie, Olson, Rogers and Walton, and Ms. Luscombe, each of whom is an Independent Director, are members of the Nominating Committee of each Board of Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating Committee. Each Fund’s Nominating Committee Charter is available on the Adviser’s website at https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf. Each Nominating Committee considers candidates for election to fill vacancies on the respective Fund’s Board of Directors.

Director nominees are identified based on persons known to the Board of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders or industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, addressed to the Secretary of the Funds. For more information, see “Additional Information: Proposals for 2014 Meeting.”

Nominees are identified and evaluated based on the criteria and through the process described below. Members of the Nominating Committee as well as other Board members may identify potential candidates. Shareholders also may propose nominees pursuant to each Fund’s Bylaws. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee takes into consideration such other factors as it deems appropriate. Except as provided above, in nominating candidates, each Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to possess. Pursuant to policies and procedures contained in the Nominating Committee Charter, when assessing the qualifications of a potential nominee or Independent Director, the Nominating Committee considers such factors as it may deem relevant, including whether the candidate’s background, skills and experience will complement the background, skills and experience of other nominees and contribute to the diversity of the Board. These policies and procedures for identifying and evaluating candidates are implemented through discussion among Nominating Committee members. Each Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director. Each Fund has adopted a policy requiring that any person whose seventy-fifth (75th) birthday would occur during such person’s term of service as a Director may not stand for election for such term; provided, however, that the Directors in office as of September 1, 2011 shall not be required to retire pursuant to the foregoing policy and shall be eligible to be nominated for re-election as a Director for one or more additional terms so long as the Director’s eighty-fifth (85th) birthday is not to occur during any such additional term. In assessing the effectiveness of its Nominating Committee Charter, each Nominating Committee shall recommend to its Fund’s Board any revisions or modifications to its Nominating Committee Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

Executive Committee

Each Fund’s Board of Directors also has an Executive Committee consisting of Wendy Luscombe and R. Keith Walton, each of whom is an Independent Director of the Funds. The Executive Committee of the Board of Directors of each Fund, in the intervals between meetings of the Board of Directors, has all the authority of such Board of Directors, except as otherwise provided by that Fund’s Articles of Incorporation, Bylaws or applicable law; provided, however, that the Executive Committee shall not exercise its authority in a manner inconsistent with any action, direction, or instruction of the Board of Directors.

Meetings of the Board of Directors and Standing Committees

Each Fund’s Board of Directors held nine meetings during the year ended December 31, 2012. Each Fund’s Nominating Committee held seven meetings during the year ended December 31, 2012, and met on February 5, 2013, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund’s Audit Committee held three meetings during the year ended December 31, 2012. Each Fund’s Executive Committee held no meetings during the year ended December 31, 2012. All of the Directors attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2012.

Board’ Role in Risk Oversight

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the respective Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Funds, the respective Board, directly or through a committee, interacts with and reviews reports from, among others, the Adviser (and its officers and employees), each Fund’s Chief Compliance Officer, and the independent registered public accounting firm for the Fund, as appropriate, that include risks faced by the Fund and applicable risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board’ Leadership Structure

George R. Aylward, an interested person of each Fund, serves as each Fund’s Chairman of the Board, Chief Executive Officer and President. Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for each Fund’s Board of Directors and executive management and allows for a single, clear focus for the chain of command to execute each Fund’s initiatives and plans.

The Independent Directors have designated two co-lead Independent Directors of each Fund, Wendy Luscombe and R. Keith Walton. The co-lead Independent Directors’ roles are defined as follows:

•	Chair meetings or executive sessions of the Independent Directors;
•	Review and comment on each Board’s meeting agendas;
•	Represent the views of the Independent Directors to management; and
•	Facilitate communication among the Independent Directors and their counsel.

As noted, each Board has established an Executive Committee, a Nominating Committee and an Audit Committee to assist each Board in the oversight and direction of the business and affairs of each Fund, and from time to time may establish informal working groups to review and address the policies and practices of each Fund with respect to certain specified matters.

The Board of each Fund has determined that the Board’s leadership structure is appropriate for that Fund, taking into account that Fund’s specific characteristics and circumstances, in light of the fact that: (i) all of the directors, except the Chairman, are independent; (ii) it provides for oversight of the business operations of the Fund by experienced Independent Directors, with two co-lead Independent Directors and separate committee chairmen; (iii) by having Mr. Aylward in the combined role as Chairman, Chief Executive Officer and President, it allows for unified leadership and direction for each Fund’s Board of Directors and executive management; (iv) by having two co-lead Independent Directors, it helps to ensure timely communication between management and the Independent Directors and among the Independent Directors; (v) it allows the Board to exercise informed and independent judgment over the matters under its purview and specific to that Fund; (vi) it strikes an effective balance between management and Independent Director participation in the Board process; and (vii) it allocates areas of responsibility among committees of each Board’s members and the full Board in a manner that enhances effective oversight.

Shareholder Communications

Any shareholder that wishes to communicate with the Board of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, specifying the intended addressee. Shareholder communications addressed to the Board of Directors will be forwarded promptly after receipt to George R. Aylward, President of the Funds, for review. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines to involve routine matters will be forwarded to the Funds’ Administrator and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

It is the Funds’ policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the Directors attended the joint annual meeting of ZF and ZTR in 2012.

THE BOARD OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION AND ELECTION, RESPECTIVELY, OF THE NOMINEES.

ADMINISTRATOR

Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for ZF and ZTR. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. Virtus Fund Services, LLC became the administrator of ZF and ZTR on January 1, 2013, as assignee of VP Distributors, LLC (“VP Distributors”), which is a wholly-owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administrative services for ZF and ZTR, and the administration fee remains the same.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the SEC and the New York Stock Exchange. The SEC’s regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year ended December 31, 2012, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Independent Directors, has selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2013. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

The aggregate fees billed for services rendered by PwC during the years ended December 31, 2011 and December 31, 2012, respectively, are described below.

Audit Fees

The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 were $28,800 and $32,000, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 were $31,300 and $32,000, respectively.

Audit-Related Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2011 and December 31, 2012 for any audit-related services were $2,740 and $2,962, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2011 and December 31, 2012 for any audit-related services were $2,740 and $2,962, respectively. These fees are related to the review of the Funds’ semi-annual financial statements, interim audit testing and out of pocket expenses.

Tax Fees

The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2011 and December 31, 2012 in connection with tax review, compliance and advice were approximately $4,600 and $5,900, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2011 and December 31, 2012 in connection with tax review, compliance and advice were approximately $4,600 and $7,800, respectively. These fees were related to the determination of federal income and excise taxes for the Funds.

All Other Fees

Neither Fund paid any fees for other services for the fiscal year ended December 31, 2011 or 2012.

Aggregate Non-Audit Fees Billed to Funds and Affiliate

The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2011 and December 31, 2012 were $327,554 and $418,361, respectively.

Each Audit Committee considered whether the non-audit services rendered to the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. All Covered Services were pre-approved in accordance with the above procedures. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors of the Funds know of no matters to be presented at the meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

We do not currently plan to hire a proxy solicitor to help us solicit proxies, although we reserve the right to do so. Proxies are expected to be solicited principally by mail, but the Funds may also solicit proxies by telephone, facsimile or personal interview. The Funds’ officers will not receive any additional compensation for any such solicitation. The Funds will bear 100% of these solicitation costs.

Vote Required

The following principles of Maryland law and the 1940 Act apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum.

The vote required for the election of Directors (Proposal 1) for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund.

An abstention does not constitute a vote and will be disregarded in calculating the votes cast as to such matter, and “broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by Computershare Trust Company, N.A., the Funds’ transfer agent.

Adjournments and Postponements

The Amended and Restated Bylaws of the Funds authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the shareholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on any Proposal. The Meeting may be adjourned up to 120 days after the record date without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

No Dissenters’ Rights

Shareholders have no rights under Maryland law or each Fund’s Articles of Incorporation or the Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Proposals for 2014 Meeting

Each Fund’s Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to a Fund’s Board of Directors or notice of other matters which shareholders wish to present at the Funds’ 2014 Annual Meeting of Shareholders must be received at such Fund’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of ZF’s Bylaws is available on the website of the SEC at http://www.sec.gov. A copy of ZTR’s Bylaws is available on the website of the SEC at http://www.sec.gov.

The persons named as proxies for the Funds’ 2014 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than one hundred and twenty (120) days before the date in the then current year corresponding to the date of such Fund’s proxy statement for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

New York, New York	By Order of the Board of Directors of
April 10, 2013	The Zweig Fund, Inc. The Zweig Total Return Fund, Inc.
GEORGE R. AYLWARD,
Chairman of the Board and President

              The Zweig Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2013.

Vote by Internet
•	Log on to the Internet and go to
www.envisionreports.com/zweig
•	Follow the steps outlined on the secured website.
Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - -

A	Proposal — The Board of Directors recommends a vote FOR all the nominees listed below.

1. Election of 2 Directors:	For	Withhold		For	Withhold	+
01 - George R. Aylward	☐	☐	02 - William H. Wright II	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The Zweig Fund, Inc. Annual Meeting of Shareholders to be

held on May 14, 2013

The Proxy Statement for this meeting is available at:

http://www.edocumentview.com/zweig

You may also vote by telephone by calling

(800) 652-VOTE (8683)

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — The Zweig Fund, Inc.

Annual Meeting of Shareholders

May 14, 2013

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints William Renahan, David Dickerson and Carlton Neel, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 34th Floor New York, N.Y. 10019-6099 at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of The Zweig Fund, Inc., which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of The Zweig Fund, Inc.

This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the nominees listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Joint Proxy Statement for the Meeting to be held on May 14, 2013.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE.

              The Zweig Total Return Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2013.

Vote by Internet
•	Log on to the Internet and go to
www.envisionreports.com/zweig
•	Follow the steps outlined on the secured website.
Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - -

A	Proposal — The Board of Directors recommends a vote FOR all the nominees listed below.

1. Election of 2 Directors:	For	Withhold		For	Withhold	+
01 - George R. Aylward	☐	☐	02 - William H. Wright II	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The Zweig Total Return Fund, Inc. Annual Meeting of Shareholders to be

held on May 14, 2013

The Proxy Statement for this meeting is available at:

http://www.edocumentview.com/zweig

You may also vote by telephone by calling

(800) 652-VOTE (8683)

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — The Zweig Total Return Fund, Inc.

Annual Meeting of Shareholders

May 14, 2013

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints William Renahan, David Dickerson and Carlton Neel, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 34th Floor, New York, N.Y. 10019-6099 at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of The Zweig Total Return Fund, Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of The Zweig Total Return Fund, Inc.

This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the nominees listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Joint Proxy Statement for the Meeting to be held on May 14, 2013.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE.